UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                September 1, 2005


                                PRINTRONIX, INC.
               (Exact name of issuer as specified in its charter)


         DELAWARE                      0-9321                    95-2903992
 (State or other juris-             (Commission                (IRS Employer
diction of incorporation)           File Number)               Identification
                                                                  Number)



 14600 Myford Road, P.O. Box 19559, Irvine, California             92623
       (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (714) 368-2300



   Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01.   Changes in Registrant's Certifying Accountant.
             ---------------------------------------------

         Effective September 1, 2005, the Company has dismissed BDO Seidman, LLP ("BDO") as its accountant. BDO's report on the Company's financial statements for the last two fiscal years contained no adverse opinion, contained no disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Company's audit committee. During the last two fiscal years and thereafter through the date of this report there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         The Company is in the process of finalizing its selection of a new independent registered public accounting firm. Effective with the engagement of the new independent registered public accounting firm, the Company will file any amendments to this report on Form 8-K as required concerning the matters set forth in Item 304 (a)(2) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.
             ---------------------------------

         The Company provided BDO a copy of the foregoing disclosures. As required by Item 304(a)(3) of Regulation S-K (Reg. ss.229.304(a)(3)), the Company has requested BDO to furnish it with a letter addressed to the Commission stating whether BDO agrees with the aforementioned statements. The Company will file BDO's letter as an exhibit by amendment to this report on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PRINTRONIX, INC.
                               ----------------


Date:  September 8, 2005       By:  /s/ George L. Harwood
       -----------------            ---------------------

                               George L. Harwood

                               Senior Vice President,
                               Finance and Information Systems (IS),
                               Chief Financial Officer and Corporate Secretary (Principal Accounting and Financial Officer)